Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 2 TO SHORT TERM CREDIT AGREEMENT
dated as of December 11, 2020,
among
NOVELIS HOLDINGS INC.,
as Borrower,
NOVELIS INC.,
as Parent,

AV METALS INC.,
as Holdings,

THE OTHER GUARANTORS PARTY HERETO,
THE LENDERS PARTY HERETO
and
STANDARD CHARTERED BANK,
as Administrative Agent and as Collateral Agent for the Lenders.

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This AMENDMENT NO. 2 TO SHORT TERM CREDIT AGREEMENT (this “Amendment”), dated as of December 11, 2020, is entered into among NOVELIS HOLDINGS INC., a Delaware corporation (the “Borrower”), NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at Two Alliance Center, 3560 Lenox Road, Suite 2000, Atlanta, GA 30326, USA (the “Parent”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the other GUARANTORS (as defined in the Amended Credit Agreement referred to below), and Standard Chartered Bank, being a company incorporated in England by Royal Charter, with reference number ZC18 and whose registered office is 1 Basinghall Avenue, London EC2V 5DD (“Standard Chartered”), as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”) under the Amended Credit Agreement referred to below for the Lenders.
RECITALS
WHEREAS, Borrower, Parent, Holdings, the other Guarantors, the Administrative Agent, Standard Chartered, as escrow agent, and the Lenders from time to time party thereto entered into that certain Short Term Credit Agreement, dated as of February 21, 2020 (as amended by Amendment No. 1 to Short Term Credit Agreement, dated as of August 25, 2020, and as further amended, supplemented, restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Guarantors have guaranteed the Obligations under Existing Credit Agreement;
WHEREAS, the Designated Company has requested an amendment to the Existing Credit Agreement as herein set forth; and
WHEREAS, the Designated Company, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party hereto (which constitute the Required Lenders) have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
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Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
i.“Amendment No. 2” means that certain Amendment No. 2 to Short Term Credit Agreement, dated as of December 11, 2020, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
ii.“Amendment No. 2 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 2.
iii.“Logan Joint Venture Arrangement” means the production joint venture arrangement with Tri Arrows Aluminum Inc. governed by the terms of the Logan Joint Venture Agreement, dated January 18, 1985, between Novelis Corporation, as successor in interest to Alcan Aluminum Corporation, and Tri Arrows Aluminum Inc. (“Tri Arrows”), as successor in interest to Arco Logan Inc., as amended and supplemented from time to time.
iv.“Logan Joint Venture Licenses” means the non-exclusive licenses in favor of Novelis Corporation or any other Company from Logan or Tri Arrows of intellectual property owned by Logan or Tri Arrows and subject to restrictions under the Logan Joint Venture Arrangement.
v.“Novelis Corporation” shall mean Novelis Corporation, a Texas corporation.
b.The following definition in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety:
“U.S. Issuer” shall mean Novelis Corporation.
c.The last two sentences of the antepenultimate paragraph of Section 3.22 of the Credit Agreement are hereby amended and restated in their entirety as follows:
““Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State or by the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, any EU member state, the Commonwealth of Australia, Japan or Malaysia, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European
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Union, Her Majesty’s Treasury of the United Kingdom, the Commonwealth of Australia, Singapore, Japan or Malaysia.”
d.Clause (s) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(s) (1) any encumbrance or restriction (including put and call agreements) solely in respect of the Equity Interests of any Joint Venture or Joint Venture Subsidiary that is not a Loan Party, contained in such Joint Venture’s or Joint Venture Subsidiary’s Organizational Documents or the joint venture agreement or stockholders agreement in respect of such Joint Venture or Joint Venture Subsidiary and (2) to the extent constituting Liens, any encumbrance or restriction imposed by the Logan Joint Venture Arrangement on the Logan Joint Venture Licenses or the assets (other than Inventory) of Novelis Corporation that, in the ordinary course of business and consistent with past practice, are located at the Logan Location for use or processing by Logan;”
e.Clause (viii) of Section 6.12 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(viii) customary provisions in asset sale and stock sale agreements and other similar agreements relating to the sale of any property permitted under Section 6.06 pending the consummation of such sale, in each case that provide for restrictions of the type described in clauses (a), (b) and (c) above, solely with respect to the assets or persons subject to such sale agreements;”
f.Clause (x) of Section 6.12 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(x) without affecting the Loan Parties’ obligations under Section 5.11, customary provisions in partnership agreements, shareholders’ agreements, joint venture agreements, limited liability company organizational governance documents and other Organizational Documents, entered into in the ordinary course of business (or in connection with the formation of such partnership, joint venture, limited liability company or similar person) that (A) restrict the transfer of Equity Interests in such partnership, joint venture, limited liability company or similar person, (B) in the case of any Joint Venture or Joint Venture Subsidiary that is not a Loan Party, provide for other restrictions of the type described in clauses (a), (b) and (c) above, solely with respect to the Equity Interests in, or property held by, such Joint Venture or Joint Venture Subsidiary, or (C) in the case of the Logan Joint Venture Arrangement, provide for other restrictions of the type described in clauses (a), (b) and (c) above, solely with respect to the Logan Joint Venture Licenses or the assets (other than Inventory) of Novelis Corporation that, in the ordinary course of business and consistent with past practice, are located at the Logan Location for use or processing by Logan in accordance with the terms of the Logan Joint Venture Arrangement;”
g.Section 6.15(a) of the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (vi) and inserting the following provision as clause (vii) thereof:
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“and (vii) the merger of Aleris German GP Holdco with Aleris Germany; provided that (x) Aleris Germany is the surviving entity, (y) such merger does not violate any Requirement of Law and (z) such merger is not otherwise prohibited by this Agreement.”
h.Clause (6)(f) of Section 6.19 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(f) is contained in any joint venture, shareholders agreement, limited liability operating agreement or other Organizational Document governing a Joint Venture or Joint Venture Subsidiary which (x) limits the ability of an owner of an interest in a Joint Venture or Joint Venture Subsidiary to encumber its ownership interest therein or (y) in the case of the Logan Joint Venture Arrangement, limits the ability of Novelis Corporation or Logan to encumber the Logan Joint Venture Licenses or the assets (other than Inventory) of Novelis Corporation that, in the ordinary course of business and consistent with past practice, are located at the Logan Location for use or processing by Logan in accordance with the terms of the Logan Joint Venture Arrangement;”
Section 3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Required Lenders:
a.Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Loan Parties, the Required Lenders, the Administrative Agent and the Collateral Agent.
b.Payment of Fees and Expenses. The Administrative Agent shall have received all fees required to be paid in connection with this Amendment on or prior to the Amendment Effective Date, and all expenses (including the reasonable fees and expenses of legal counsels) in connection with this Amendment for which invoices have been presented at least one Business Day prior to the Amendment Effective Date.
c.Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.
d.No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
Section 4.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows:
a.    After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as
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though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
b.    The execution and delivery by the Loan Parties of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by the Loan Parties, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
c.This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Credit Agreement constitutes such Loan Party’s legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
d.    Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.Continuing Effect; Guarantees.
a. Each of the Loan Parties hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties hereby acknowledges and agrees that all of its Obligations, including all Guarantees granted to the Credit Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Obligations.
b.Holdings, Parent and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. The Borrower hereby confirms its liability for the Obligations, without defense, counterclaim or offset of any kind.
c.Each Loan Party hereby agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Existing Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.
d.Without limiting the generality of this Section 5 or Section 6, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in
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connection herewith or therewith, shall extinguish the “Obligations” (or any term of like import) as defined or referenced in each Guarantee, or the “Obligations” under and as defined in the Existing Credit Agreement (collectively, the “Loan Document Obligations”), (ii) nothing contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Obligations, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party from any of its Loan Document Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 6.Reference to and Effect on the Loan Documents.
a.Except as expressly set forth in this Amendment, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Existing Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendments provided for herein and in the annexes and exhibits hereto are limited to the specific provisions of the Existing Credit Agreement specified herein and therein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Existing Credit Agreement, any other provisions of the Existing Credit Agreement as amended hereby or thereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
b.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Escrow Agent or any Lender under the Existing Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Existing Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
c.This Amendment shall constitute a Loan Document.
Section 7.Counterparts.
a.This Amendment and any notices delivered pursuant thereto, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or such notice, as applicable.
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b.This Amendment and any notices delivered pursuant thereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or such notice, as applicable.
Section 8.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 9.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 10.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.
NOVELIS HOLDINGS INC.,
as Borrower
By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS INC., as the Parent and as the Designated Company
By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory
AV METALS INC., as Holdings and as a Canadian
Guarantor
By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS CORPORATION, as a U.S. Guarantor
By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Guarantor
By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Assistant Treasurer
NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Guarantor
By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NOVELIS UK LTD, as a U.K. Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NOVELIS AG, as a Swiss Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS SWITZERLAND S.A.,
as a Swiss Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

4260848 CANADA INC., as a Canadian Guarantor

By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor

By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact
witness:
By:        /s/ Jennifer Maxwell
Name:    Jennifer Maxwell
Title:    Project Manager
witness:
By:    /s/ Chirag P. Shah
Name:    Chirag P. Shah
Title:    Assistant General Counsel

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NOVELIS DEUTSCHLAND GMBH,
as a German Guarantor

By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized
NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

SIGNED AND DELIVERED AS A DEED
f                        or and on behalf of NOVELIS ALUMINIUM
                    HOLDING UNLIMITED COMPANY
by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
witness:
By:        /s/ Teresa Murphey
Name:        Teresa Murphey
Title:        Spouse

Address: 3347 Osborne Rd, Brookhaven, GA 30319

Occupation: HR Consultant

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NOVELIS PAE S.A.S., as French Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NOVELIS MEA LTD., a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

ALERIS CORPORATION, as a U.S. Guarantor
By: ____/s/ Gregg Murphey____________
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

ALERIS INTERNATIONAL, INC., as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS, INC., as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

UWA ACQUISITION CO., as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

NAME ACQUISITION CO., as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS OHIO MANAGEMENT, INC., as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

INTL ACQUISITION CO., as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS, LLC, as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS SALES CORPORATION, as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

IMCO RECYCLING OF OHIO, LLC, as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

NICHOLS ALUMINUM-ALABAMA LLC, as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

NICHOLS ALUMINUM LLC, as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS WORLDWIDE, INC., as a U.S. Guarantor

By: ___/s/ Gregg Murphey_____
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS RM, INC., as a U.S. Guarantor

By: ___/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

ALERIS DEUTSCHLAND HOLDING GMBH, as a German Guarantor

By: ____/s/ Gregg Murphey____
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS DEUTSCHLAND VIER GMBH & CO. KG, as a German Guarantor

By: ____/s/ Gregg Murphey____
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS ROLLED PRODUCTS GERMANY GMBH, as a German Guarantor

By: ____/s/ Gregg Murphey____
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS CASTHOUSE GERMANY GMBH, as a German Guarantor

By: ____/s/ Gregg Murphey____
Name:    Gregg Murphey
Title:    Person Authorized

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

DUTCH ALUMINUM C.V., as a Dutch Guarantor

By: ____/s/ Gregg Murphey____
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ALUMINUM NETHERLANDS B.V., as a Dutch Guarantor

By: ____/s/ Gregg Murphey____
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

STANDARD CHARTERED BANK, as Administrative Agent and as Collateral Agent
By:	/s/ Timothy Watts
Name: Timothy Watts Title: Transaction Manager

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

ABN AMRO CAPITAL USA LLC, as a Lender
By:	/s/ Amit Wynalda
Name: Amit Wynalda Title: Executive Director
By:	/s/ Jamie Matos
Name: Jamie Matos Title: Director

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

Australia and New Zealand Banking Group Limited, Singapore Branch, as a Lender
By:	/s/ Jessie Yim
Name: Jessie Yim Title: Head of Diversified Corporates & Global Subsidiaries Singapore

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

Axis Bank Ltd, IBU GIFT City, as a Lender
By:	/s/ K. C. Harichandan
Name: K. C. Harichandan Title: Head – Operations
FOR, AXIS BANK LIMITED (IFSC BANKING UNIT GIFT CITY
/s/ Vivek Srivastava
Vivek Srivastava Head – Treasury

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

Bank of America, N.A., as a Lender
By:	/s/ Albert Wheeler
Name: Albert Wheeler Title: Vice President

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

Citibank, N.A., as a Lender
By:	/s/ Siddharth Bansal
Name: Siddharth Bansal Title: Vice President

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, INCORPORATED IN FRANCE WITH LIMITED LIABILITY, as a Lender
By:	/s/ Jean-Yves Korenian
Name: Jean-Yves Korenian Title: Managing Director
By:	/s/ Sébastien Pietryk
Name: Sébastien Pietryk Title: Managing Director

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

DBS Bank Ltd., as a Lender
By:	/s/ Josephine Lim
Name: Josephine Lim Title: Senior Vice President

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Michael Strobel
Name: Michael Strobel Title: Vice President michael-p.strobel@db.com 212-250-0939
By:	/s/ Philip Tancorra
Name: Philip Tancorra Title: Vice President philip.tancorra@db.com 212-250-6576

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

First Abu Dhabi Bank USA N.V. as a Lender
By:	/s/ Pamela Sigda
Name: Pamela Sigda Title: CFO
By:	/s/ Ora Helmholz
Name: Ora Helmholz Title: COO

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

HSBC Bank USA, N.A, as a Lender
By:	/s/ Dilip Chaini
Name: Dilip Chaini Title: Vice President, #22445

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

ICICI BANK LTD NEW YORK BRANCH, as a Lender
By:	/s/ Leslie Mathew
Name: Leslie Mathew Title: Head-Corporate & Commercial Banking

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

ING Bank N.V., Singapore Branch, as a Lender
By:	/s/ Paul Verwijmeren /s/ Milly Tan
Name: Paul Verwijmeren/Milly Tan Title: Director / Director

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Oswin Joseph
Name: OSWIN JOSEPH Title: VICE PRESIDENT

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

Mizuho Bank, Ltd., as a Lender
By:	/s/ Donna DeMagistris
Name: Donna DeMagistris Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

MUFG Bank, Ltd. Labuan Branch Licensed Labuan Bank (960051C), as a Lender
By:	/s/ Ravi Buchia
Name: Ravi Buchia Title: Managing Director

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

SOCIETE GENERALE, HONG KONG BRANCH, as a Lender
By:	/s/ Tapan Vaishnav
Name: Tapan Vaishnav Title: Head of Advisory & Financing Group, APAC
By:	/s/ Pei Zhi Ling
Name: Pei Zhi Ling Title: Vice President, Advisory & Financing Group, APAC

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

Standard Chartered Bank, as a Lender
By:	/s/ James Perkins /s/ Richard Coulon
Name: James Perkins/ Richard Coulon Title: Manager CRC UK, County Head CRC UK

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

[State Bank of India, New York], as a Lender
By:	/s/ Mr. Ramachandra Rao G.
Name: Mr. Ramachandra Rao G. Title: Vice President & Head (Credit)

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]

SUMITOMO MITSUI BANKING CORPORATION SINGAPORE BRANCH (Incorporated in Japan with limited liability) Reg. No. (UEN) T03FC6366F as a Lender
By:	/s/ Sriram Kumondur
Name: Sriram Kumondur Title: Deputy General Manager & Head Corporate Banking, South Asia

[Signature Page to Amendment No. 2 to Short Term Credit Agreement 2020]